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                                                                    EXHIBIT 21.1
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                                  AXCESS INC.
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                          SUBSIDIARIES OF THE COMPANY
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Name Of Subsidiary                                      State Of Incorporation
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Sandia Imaging Systems Corporation                      Delaware